                                                          S&S Draft
                                                          11/13/97

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                           COMPLETE MANAGEMENT, INC.


                                      TO


                           THE CHASE MANHATTAN BANK,

                                    Trustee






                                ---------------

                               Senior Indenture

                          Dated as of November __, 1997


                                ---------------




--------------------------------------------------------------------------------

                           COMPLETE MANAGEMENT, INC.

              Reconciliation and tie between Trust Indenture Act
             of 1939 and Indenture, dated as of September___, 1997


Trust Indenture
  Act Section                                                                         Indenture Section

ss. 310(a)(1)         ..............................................................  607(a)
       (a)(2)         ..............................................................  607(a)
       (b)            ..............................................................  607(b), 608
ss. 312(c)            ..............................................................  701
ss. 314(a)            ..............................................................  703
       (a)(4)         ..............................................................  1004
       (c)(1)         ..............................................................  102
       (c)(2)         ..............................................................  102
       (e)            ..............................................................  102
ss. 315(b)            ..............................................................  601
ss. 316(a)(last
       sentence)      ..............................................................  101 ("Outstanding")
       (a)(1)(A)      ..............................................................  502, 512
       (a)(1)(B)      ..............................................................  513
       (b)            ..............................................................  508
       (c)            ..............................................................  104(e)
ss. 317(a)(1)         ..............................................................  503
       (a)(2)         ..............................................................  504
       (b)            ..............................................................  1003
ss. 318(a)            ..............................................................  111



--------
 Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                                                               Page


PARTIES.........................................................................................................  1
RECITALS OF THE COMPANY.........................................................................................  1


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                       SECTION 101.  Definitions..................................................................1
                       Act .......................................................................................2
                       Affiliate..................................................................................2
                       Authenticating Agent.......................................................................2
                       Authorized Newspaper.......................................................................2
                       Bankruptcy Law.............................................................................2
                       Bearer Security............................................................................2
                       Board of Directors.........................................................................3
                       Board Resolution...........................................................................3
                       Business Day...............................................................................3
                       Capital Stock..............................................................................3
                       Capitalized Lease Obligation...............................................................3
                       Cedel......................................................................................3
                       Closing Date...............................................................................3
                       Commission.................................................................................3
                       Common Depositary..........................................................................3
                       Company....................................................................................3
                       Company Request............................................................................3
                       Consolidated Net Worth.....................................................................4
                       Corporate Trust Office.....................................................................4
                       corporation................................................................................4
                       coupon.....................................................................................4
                       Debt.......................................................................................4
                       Default....................................................................................5
                       Defaulted Interest.........................................................................5
                       Disqualified Stock.........................................................................5

--------
 Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      ii

                                                                                                               Page

                       Dollar or $................................................................................5
                       Euroclear..................................................................................5
                       Event of Default...........................................................................5
                       Exchange Act...............................................................................5
                       Exchange Date..............................................................................5
                       Generally Accepted Accounting Principles or GAAP...........................................5
                       Hedging Obligations........................................................................5
                       Holder.....................................................................................6
                       Indenture..................................................................................6
                       Indexed Security...........................................................................6
                       interest...................................................................................6
                       Interest Payment Date......................................................................6
                       Lien.......................................................................................6
                       Maturity...................................................................................6
                       Officers' Certificate......................................................................7
                       Opinion of Counsel.........................................................................7
                       Original Issue Discount Security...........................................................7
                       Outstanding................................................................................7
                       Paying Agent...............................................................................8
                       Person.....................................................................................8
                       Place of Payment...........................................................................8
                       Predecessor Security.......................................................................8
                       Redemption Date............................................................................9
                       Redemption Price...........................................................................9
                       Registered Security........................................................................9
                       Regular Record Date........................................................................9
                       Repayment Date.............................................................................9
                       Repayment Price............................................................................9
                       Responsible Officer........................................................................9
                       Restricted Securities......................................................................9
                       Restricted Subsidiary......................................................................9
                       Securities............................................................................... 10
                       Security Register and Security Registrar................................................. 10
                       Significant Subsidiary................................................................... 11
                       Special Record Date...................................................................... 11
                       Stated Maturity.......................................................................... 11
                       Subsidiary............................................................................... 11
                       Trust Indenture Act or TIA............................................................... 11
                       Trustee.................................................................................. 11
                       United States............................................................................ 12


                                                                                                               Page

                       United States person..................................................................... 12
                       Unrestricted Subsidiary.................................................................. 12
                       U.S. Government Obligations.............................................................. 12
                       Vice President........................................................................... 12
                       Voting Stock............................................................................. 12
                       Yield to Maturity........................................................................ 12
                       SECTION 102.         Compliance Certificates and Opinions................................ 13
                       SECTION 103.         Form of Documents Delivered to Trustee.............................. 13
                       SECTION 104.         Acts of Holders..................................................... 14
                       SECTION 105.         Notices, etc. to Trustee and Company................................ 16
                       SECTION 106.         Notice to Holders; Waiver........................................... 16
                       SECTION 107.         Effect of Headings and Table of Contents............................ 18
                       SECTION 108.         Successors and Assigns.............................................. 18
                       SECTION 109.         Separability Clause................................................. 18
                       SECTION 110.         Benefits of Indenture............................................... 18
                       SECTION 111.         Governing Law....................................................... 18
                       SECTION 112.         Legal Holidays...................................................... 18

                                                                 ARTICLE TWO

                                                                SECURITY FORMS

                       SECTION 201.         Forms Generally..................................................... 19
                       SECTION 202.         Form of Trustee's Certificate of Authentication..................... 20
                       SECTION 203.         Securities Issuable in Global Form.................................. 20

                                                                ARTICLE THREE

                                                               THE SECURITIES

                       SECTION 301.         Amount Unlimited; Issuable in Series................................ 21
                       SECTION 302.         Denominations....................................................... 25
                       SECTION 303.         Execution, Authentication, Delivery and Dating...................... 25
                       SECTION 304.         Temporary Securities................................................ 28
                       SECTION 305.         Registration, Registration of Transfer and Exchange................. 31
                       SECTION 306.         Mutilated, Destroyed, Lost and Stolen Securities.................... 35
                       SECTION 307.         Payment of Interest; Interest Rights Preserved; Optional
                                                Interest Reset.................................................. 36
                       SECTION 308.         Optional Extension of Stated Maturity............................... 39
                       SECTION 309.         Persons Deemed Owners............................................... 40


                                                                                                               Page

                       SECTION 310.         Cancellation........................................................ 41
                       SECTION 311.         Computation of Interest............................................. 41

                                                                 ARTICLE FOUR

                                                         SATISFACTION AND DISCHARGE

                       SECTION 401.         Satisfaction and Discharge of Indenture............................. 41
                       SECTION 402.         Application of Trust Money.......................................... 43

                                                                 ARTICLE FIVE

                                                                   REMEDIES

                       SECTION 501.         Events of Default................................................... 43
                       SECTION 502.         Acceleration of Maturity; Rescission and Annulment.................. 45
                       SECTION 503.         Collection of Indebtedness and Suits for Enforcement by
                                                Trustee......................................................... 46
                       SECTION 504.         Trustee May File Proofs of Claim.................................... 47
                       SECTION 505.         Trustee May Enforce Claims Without Possession of
                                                Securities...................................................... 48
                       SECTION 506.         Application of Money Collected...................................... 48
                       SECTION 507.         Limitation on Suits................................................. 49
                       SECTION 508.         Unconditional Right of Holders to Receive Principal,
                                                Premium and Interest............................................ 50
                       SECTION 509.         Restoration of Rights and Remedies.................................. 50
                       SECTION 510.         Rights and Remedies Cumulative...................................... 50
                       SECTION 511.         Delay or Omission Not Waiver........................................ 50
                       SECTION 512.         Control by Holders.................................................. 51
                       SECTION 513.         Waiver of Past Defaults............................................. 51
                       SECTION 514.         Waiver of Stay or Extension Laws.................................... 52

                                                                ARTICLE SIX

                                                                THE TRUSTEE

                       SECTION 601.         Notice of Defaults.................................................. 52
                       SECTION 602.         Certain Rights of Trustee........................................... 52
                       SECTION 603.         Trustee Not Responsible for Recitals or Issuance of
                                                Securities...................................................... 54


                                       v

                                                                                                               Page

                       SECTION 604.         May Hold Securities................................................. 54
                       SECTION 605.         Money Held in Trust................................................. 54
                       SECTION 606.         Compensation and Reimbursement...................................... 55
                       SECTION 607.         Corporate Trustee Required; Eligibility; Conflicting
                                                Interests....................................................... 56
                       SECTION 608.         Resignation and Removal; Appointment of Successor................... 56
                       SECTION 609.         Acceptance of Appointment by Successor.............................. 58
                       SECTION 610.         Merger, Conversion, Consolidation or Succession to
                                                Business........................................................ 59
                       SECTION 611.         Appointment of Authenticating Agent................................. 59

                                                                    ARTICLE SEVEN

                                                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                       SECTION 701.         Disclosure of Names and Addresses of Holders........................ 61
                       SECTION 702.         Reports by Trustee.................................................. 61
                       SECTION 703.         Reports by Company.................................................. 62

                                                                    ARTICLE EIGHT

                                                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                       SECTION 801.         Company May Consolidate, etc., Only on Certain Terms................ 63
                       SECTION 802.         Successor Person Substituted........................................ 64
                       SECTION 803.         Securities to Be Secured in Certain Events.......................... 64

                                                                    ARTICLE NINE

                                                              SUPPLEMENTAL INDENTURES

                       SECTION 901.         Supplemental Indentures Without Consent of Holders.................. 65
                       SECTION 902.         Supplemental Indentures with Consent of Holders..................... 66
                       SECTION 903.         Execution of Supplemental Indentures................................ 68
                       SECTION 904.         Effect of Supplemental Indentures................................... 68
                       SECTION 905.         Conformity with Trust Indenture Act................................. 68
                       SECTION 906.         Reference in Securities to Supplemental Indentures.................. 68
                       SECTION 907.         Notice of Supplemental Indentures................................... 68

                                                                     ARTICLE TEN

                                                                                                               Page


                                                                     COVENANTS

                       SECTION 1001.        Payment of Principal, Premium, if Any, and Interest................. 69
                       SECTION 1002.        Maintenance of Office or Agency..................................... 69
                       SECTION 1003.        Money for Securities Payments to Be Held in Trust................... 71
                       SECTION 1004.        Statement as to Compliance.......................................... 72
                       SECTION 1005.        Limitation on Investment Company Status............................. 72
                       SECTION 1006.        Payment of Taxes and Other Claims................................... 73
                       SECTION 1007.        Corporate Existence................................................. 73
                       SECTION 1008.        Reports............................................................. 73

                                                                  ARTICLE ELEVEN

                                                             REDEMPTION OF SECURITIES

                       SECTION 1101.        Applicability of Article............................................ 74
                       SECTION 1102.        Election to Redeem; Notice to Trustee............................... 74
                       SECTION 1103.        Selection by Trustee of Securities to Be Redeemed................... 74
                       SECTION 1104.        Notice of Redemption................................................ 75
                       SECTION 1105.        Deposit of Redemption Price......................................... 76
                       SECTION 1106.        Securities Payable on Redemption Date............................... 76
                       SECTION 1107.        Securities Redeemed in Part......................................... 77

                                                                  ARTICLE TWELVE

                                                                   SINKING FUNDS

                       SECTION 1201.        Applicability of Article............................................ 78
                       SECTION 1202.        Satisfaction of Sinking Fund Payments with Securities............... 78
                       SECTION 1203.        Redemption of Securities for Sinking Fund........................... 79

                                                                 ARTICLE THIRTEEN

                                                          REPAYMENT AT OPTION OF HOLDERS

                       SECTION 1301.        Applicability of Article............................................ 80
                       SECTION 1302.        Repayment of Securities............................................. 80
                       SECTION 1303.        Exercise of Option.................................................. 80
                       SECTION 1304.        When Securities Presented for Repayment Become Due
                                                and Payable..................................................... 81


                                                                                                               Page
                       SECTION 1305.        Securities Repaid in Part........................................... 82

                                                                    ARTICLE FOURTEEN

                                                           DEFEASANCE AND COVENANT DEFEASANCE

                       SECTION 1401.        Company's Option to Effect Defeasance or Covenant
                                                Defeasance...................................................... 82
                       SECTION 1402.        Defeasance and Discharge............................................ 82
                       SECTION 1403.        Covenant Defeasance................................................. 83
                       SECTION 1404.        Conditions to Defeasance or Covenant Defeasance..................... 84
                       SECTION 1405.        Deposited Money and U.S. Government Obligations to
                                                Be Held in Trust; Other Miscellaneous Provisions................ 86
                       SECTION 1406.        Reinstatement....................................................... 86
                       SECTION 1407.        Qualifying Trustee.................................................. 87

                                                                     ARTICLE FIFTEEN

                                                          MEETINGS OF HOLDERS OF SECURITIES

                       SECTION 1501.        Purposes for Which Meetings May Be Called........................... 87
                       SECTION 1502.        Call, Notice and Place of Meetings.................................. 87
                       SECTION 1503.        Persons Entitled to Vote at Meetings................................ 88
                       SECTION 1504.        Quorum; Action...................................................... 88
                       SECTION 1505.        Determination of Voting Rights; Conduct and
                                                Adjournment of Meetings......................................... 89
                       SECTION 1506.        Counting Votes and Recording Action of Meetings..................... 90

TESTIMONIUM......................................................................................................99

SIGNATURES AND SEALS.............................................................................................99

FORMS OF CERTIFICATION                                                                                    EXHIBIT A



                  INDENTURE, dated as of October__ 1997, between Complete Management, Inc., a corporation duly organized and existing under the laws of the State of New York (herein called the "Company"), having its principal office at 254 West 31st Street, New York, New York 10001 and The Chase Manhattan Bank, a New York banking corporation, Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured senior debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may be convertible into or exchangeable for any securities of the Company, to be issued in one or more series and up to such principal amount or amounts as in this Indenture provided.

                  This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 101.  Definitions.
                                -----------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Three, are defined in that Article.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 611 to authenticate Securities.

                  "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state or foreign law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

                  "Bearer Security" means any Security except a Registered Security.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

                  "Capital Stock" of any Person means any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated) of such Person's equity interest (however designated).

                  "Capitalized Lease Obligation" means, with respect to any person, an obligation incurred or assumed under or in connection with any capital lease of real or personal property that, in accordance with GAAP, has been recorded as a capital lease.

                  "Cedel" means Cedel Bank, societe anonyme, or its successor.

                  "Closing Date" means, with respect to any Securities, the date on which such Securities are originally issued under this Indenture.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Depositary" has the meaning specified in Section 304.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

                  "Consolidated Net Worth" means, at any date of determination, shareholders' equity of the Company and its Restricted Subsidiaries as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries, less any amounts attributable to Disqualified Stock or any equity security convertible into or exchangeable for Debt, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Restricted Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  "Corporate Trust Office" means the office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001- 2697.

                  "corporation" includes corporations, associations, companies and business trusts.

                  "coupon" means any interest coupon appertaining to a Bearer Security.

                  "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent (a) every obligation of such Person for money borrowed, (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services, (e) Capitalized Lease Obligations, (f) all Disqualified Stock of such Person valued at its maximum fixed repurchase price, plus accrued and unpaid dividends, (g) all obligations of such Person under or in respect of Hedging Obligations and (h) every obligation of the type referred to in clauses (a) through (g) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed. For purposes of this definition, the "maximum fixed repurchase price" of any Disqualified Stock that does not have a fixed repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Debt is required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value will be determined in good faith by the board of directors of the issuer of such Disqualified Stock. Notwithstanding the foregoing, trade accounts payable and accrued liabilities arising in the ordinary course of business and any liability for federal, state or local taxes or other taxes owed by such Person will not be considered Debt for purposes of this definition.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" means, with respect to the Securities of any series issuable in global form, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Securities in global form of that series.

                  "Disqualified Stock" means any class or series of Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or by contract or otherwise (i) is or upon the happening of any event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the relevant series of Securities, (ii) is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity or (iii) at the option of the holder thereof, is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Date" has the meaning specified in Section 304.

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect from time to time.

                  "Hedging Obligations" means the obligations of any person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such person against fluctuations in interest rates or the value of foreign currencies.

                  "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property that such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified as contemplated by Sections 301 and 1002.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the

Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

                  "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security registered in the Security Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301.

                  "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

                  "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Securities" has the meaning specified in any "Limitation on Liens" covenant.

                  "Restricted Subsidiary" means any Subsidiary other than an Unrestricted Subsidiary.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture;

provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Significant Subsidiary" means any Restricted Subsidiary of the Company that together with its Subsidiaries, (a) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated net sales of the Company and its Restricted Subsidiaries or (b) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries, in the case of either (a) or
(b), as set forth on the most recently available consolidated financial statements of the Company for such fiscal year or (c) was organized or acquired since the end of such fiscal year and would have been a Significant Subsidiary if it had been owned during such fiscal year.

                  "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 308.

                  "Subsidiary" means any person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by the Company and/or one or more other Subsidiaries of the Company.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

                  "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                  "Unrestricted Subsidiary" means (a) any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary in accordance with any "Unrestricted Subsidiaries" covenant and (b) any Subsidiary of an Unrestricted Subsidiary.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

                  SECTION 102.  Compliance Certificates and Opinions.
                                ------------------------------------

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 1004) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

                  SECTION 103.  Form of Documents Delivered to Trustee.
                                --------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104.  Acts of Holders.
                                ---------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (e) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (f) Except as provided in Section 104(g), any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (g) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section, of the taking of any action by the Holders of the requisite proportion of Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section, revoke such action so far as concerns such Security.

                  SECTION 105.  Notices, etc. to Trustee and Company.
                                ------------------------------------

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trustee Administration Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 106.  Notice to Holders; Waiver.
                                -------------------------

                  Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as herein provided. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

                  In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

                  Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of the first such publication.

                  In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 107.  Effect of Headings and Table of Contents.
                                ----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 108.  Successors and Assigns.
                                ----------------------

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 109.  Separability Clause.
                                -------------------

                  In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110.  Benefits of Indenture.
                                ---------------------

                  Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 111.  Governing Law.
                                -------------
                  This Indenture and the Securities and coupons shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  SECTION 112.  Legal Holidays.
                                --------------

                  In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on the payment so deferred for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.


                                  ARTICLE TWO

                                SECURITY FORMS

                  SECTION 201.  Forms Generally.
                                ---------------

                  The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities or coupons. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  Unless otherwise specified as contemplated by Section 301, Securities in bearer form shall have interest coupons attached.

                  The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

                  The definitive Securities and coupons shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or coupons.

                  SECTION 202.  Form of Trustee's Certificate of Authentication.
                                -----------------------------------------------

                  Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  Dated:  ____________________

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                     THE CHASE MANHATTAN BANK,
                                                                as Trustee


                                                     By
                                                       ------------------------
                                                          Authorized Officer

                  SECTION 203.  Securities Issuable in Global Form.
                                ----------------------------------

                  If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of Section 301, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

                  The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the

Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

                  Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

                  Notwithstanding the provisions of Section 309 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or Cedel, to the extent of their interests therein.


                                 ARTICLE THREE

                                THE SECURITIES

                  SECTION 301.  Amount Unlimited; Issuable in Series.
                                ------------------------------------

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2), (16) and (17) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1305);

                  (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series is payable;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

                  (5) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 1002, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (6) the period or periods within which, the events upon the occurrence of which and the price or prices at which, such Securities of the series may, pursuant to any optional or mandatory provision, be redeemed or purchased, in whole or in part, at the option of the Company, if the Company is to have that option, and any terms and conditions relevant thereto;

                  (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

                  (9) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable;

                  (10) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

                  (12) if the principal amount of any Securities that will be payable at the Maturity thereof will not be determinable as of any date prior to such Maturity, the amount that will be deemed to be the outstanding principal amount of such Securities;

                  (13) any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

                  (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (15) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
         Section 305, whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of such series, and the circumstances under which and the place or places where any such exchanges may be made and if Securities of the series are to be issuable in global form, the identity of any initial Depositary therefor;

                  (16) the applicability of, any deletions from, modifications of or additions to the Events of Default of the Company with respect to Securities of the series, whether or not such Events of Default are consistent with the Events of Default set forth herein;

                  (17) the applicability of, any deletions from, modifications of or additions to the covenants (including the addition of provisions with respect to the waiver of certain covenants contained in this Indenture) of the Company with respect to Securities of the series, whether or not such covenants are consistent with the covenants set forth herein;

                  (18) whether the Securities are to be secured;

                  (19) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent or any other person or entity to act in connection with such Securities for or on behalf of the holders thereof or the Company;

                  (20) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

                  (21) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (22) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions; and

                  (23) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act).

                  All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms, or the manner of determining the terms, of the series.

                  SECTION 302.  Denominations.
                                -------------

                  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than the Bearer Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $5,000.

                  SECTION 303.  Execution, Authentication, Delivery and Dating.
                                ----------------------------------------------

                  The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by its Chairman, its President or a Vice President, which Securities or coupons may, but need not, be attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities or coupons may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

                  Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.

                  In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

                  (b) that the terms (or the manner of determining the terms) of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

                  (c) that such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons;

                  (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities, any coupons and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and any coupons and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

                  (e) that the Company has the corporate power to issue such Securities and any coupons, and has duly taken all necessary corporate action with respect to such issuance; and

                  (f) that the issuance of such Securities and any coupons will not contravene the articles of incorporation or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company is bound.

                  Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

                  The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

                  No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more Registered Securities in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Registered Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Securities of such series specified in the terms of such series, (ii) shall be registered in the name of the Depositary for such Registered Security or Securities in global form or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

                  Each Depositary designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

                  SECTION 304.  Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

                  Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive

Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that, except as otherwise provided in Section 301(15), no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and Cedel, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

                  Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Cedel as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 301); and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

                  Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Cedel, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Cedel, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Cedel, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Cedel. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

                  Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Cedel on such Interest Payment Date upon delivery by Euroclear and Cedel to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 301), for credit without further interest thereon on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Cedel, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest, if any, owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Cedel and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

                  SECTION 305.  Registration, Registration of Transfer and
                                ------------------------------------------
Exchange.
--------
                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the register maintained in the Corporate Trust Office of the Trustee or in any other office or agency of the Company in a Place of Payment with respect to a series of Securities being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. In no event shall there be more than one Security Register for each series.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

                  If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 303) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by
Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global

Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by
Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided, further, that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

                  If at any time the Depositary for any Registered Securities of a series in global form notifies the Company that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under
Section 303, the Company shall appoint a successor Depositary with respect to such Registered Securities. If a successor Depositary for such Registered Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301 that such Registered Securities be represented by one or more Registered Securities in global form shall no longer be effective and the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Security or Securities representing such Registered Securities in exchange for such Registered Security or Securities in global form, such definitive Securities to be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.

                  The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in global form shall no longer be represented by a Registered Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Security or Securities representing such Registered Securities, in exchange for such Registered Security or Securities in global form, such definitive Securities to be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1103 or 1203 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any

Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption, or
(iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  SECTION 306.  Mutilated, Destroyed, Lost and Stolen
                                -------------------------------------
Securities.
----------
                  If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

                  If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security for which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

                  Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                  SECTION 307.  Payment of Interest; Interest Rights Preserved;
                                -----------------------------------------------
Optional Interest Reset.
-----------------------

                  (a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest, if any, on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Security Register or (ii) transfer to an account located in the United States maintained by the payee, provided that appropriate instructions with respect to any such account shall be delivered to the paying agent by the applicable Regular Record Date or Special Record Date.

                  Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest, if any, may be made, in the case of a Bearer Security, by transfer to an account located outside the United States maintained by the payee.

                  Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and Cedel with respect to that portion of such permanent global Security held for its account by the Common Depositary, for the purpose of permitting each of Euroclear and Cedel to credit the interest, if any, received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

                  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  (b) The provisions of this Section 307(b) may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such
Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Security, which such notice shall contain such information as may be required by the Trustee to transmit the Reset Notice as hereinafter defined. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                  Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

                  The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before such Optional Reset Date.

                  Subject to the foregoing provisions of this Section and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 308.  Optional Extension of Stated Maturity.
                                -------------------------------------

                  The provisions of this Section 308 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

                  Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

                  If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the

Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

                  SECTION 309.  Persons Deemed Owners.
                                ---------------------

                  Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupons be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

                  SECTION 310.  Cancellation.
                                ------------

                  All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and coupons so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

                  SECTION 311.  Computation of Interest.
                                -----------------------

                  Except as otherwise specified as contemplated by Section 301 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

                  SECTION 401.  Satisfaction and Discharge of Indenture.
                                ---------------------------------------

                  This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                  (1)      either

                           (A) all Securities of such series theretofore
                  authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Repayment Date, whose surrender has been waived as provided in Section 1106 or Section 1304, as applicable, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                  Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities and, in the case of (i) or
                  (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                                    (i)     have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) if redeemable at the option of the
                           Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606, the obligations of the Trustee to any Authenticating Agent under Section 611 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of clause (1) of this Section, the obligations of the Trustee under
Section 402 and the last paragraph of Section 1003 shall survive.

                  SECTION 402.  Application of Trust Money.
                                --------------------------

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                 ARTICLE FIVE

                                   REMEDIES

                  SECTION 501.  Events of Default.
                                -----------------

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) failure to perform or comply with the Indenture provisions under Article Eight; or

                  (4) default in the deposit of any sinking fund payment, when and as due by the terms of the Securities of that series and Article Twelve; or

                  (5) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or breach of a covenant or agreement which is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) (i) an event of default has occurred under any mortgage, bond, indenture, loan agreement or other document evidencing an issue of Debt of the Company or any Significant Subsidiary, which issue has an aggregate outstanding principal amount of not less than $[___] million, and such default has resulted in such Debt becoming, whether by declaration or otherwise, due and payable prior to the date on which it would otherwise become due and payable or (ii) a default in any payment when due at final maturity of any such Debt; or

                  (7) failure by the Company or any of its Subsidiaries to pay one or more final judgments, the uninsured portion of which exceeds in the aggregate $[___] million, which judgment or judgments are not paid, discharged or stayed for a period of 60 days; or

                  (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Bankruptcy Law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (9) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Bankruptcy Law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

                  (10) any other Event of Default provided with respect to Securities of that series.

                  SECTION 502.  Acceleration of Maturity; Rescission and
                                ----------------------------------------
Annulment.
---------

                  If an Event of Default other than as specified in Section 501(8) or 501(9) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable. If an Event of Default described in Section 501(8) or Section 501(9) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after a declaration of acceleration with respect to Securities of any series has been made or an ipso facto acceleration with respect to Securities of all series has occurred as aforesaid and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration or such ipso facto acceleration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                           (A) all overdue interest, if any, on all
                  Outstanding Securities of that series (or of all series, as the case may be) and any related coupons,

                           (B) all unpaid principal of (and premium, if any,
                  on) any Outstanding Securities of that series (or of all series, as the case may be) which has become due otherwise than by such declaration of acceleration or acceleration, and interest on such unpaid principal at the rate or rates prescribed therefor in such Securities,

                           (C) interest on overdue interest, if any, at the
                  rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration or acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 503.  Collection of Indebtedness and Suits for
                                ----------------------------------------
Enforcement by Trustee.
----------------------

                  The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Security and any related coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504.  Trustee May File Proofs of Claim.
                                --------------------------------

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 505.  Trustee May Enforce Claims Without Possession
                                ---------------------------------------------
of Securities.
-------------

                  All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

                  SECTION 506.  Application of Money Collected.
                                ------------------------------

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  To the payment of all amounts due the Trustee under
         Section 606;

                  Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, respectively; and

                  Third: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 507.  Limitation on Suits.
                                -------------------

                  No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6), (7) or (10)
         of Section 501, or, in the case of any Event of Default described in clause (8) or (9) of Section 501, the Holders of not less than 25% in principal amount of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6), (7) or (10) of Section 501, or,
         in the case of any Event of Default described in clause (8) or (9) of
         Section 501, by the Holders of a majority or more in principal amount of all Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6), (7) or (10) of
Section 501, or of Holders of all Securities in the case of any Event of Default described in clause (8) or (9) of Section 501, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2), (3), (4),
(5), (6), (7) or (10) of Section 501, or of Holders of all Securities in the case of any Event of Default described in clause (8) or (9) of Section 501.

                  SECTION 508.  Unconditional Right of Holders to Receive
                                -----------------------------------------
Principal, Premium and Interest.
-------------------------------

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen) and in such Security, of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on, such Security or payment of the coupons appertaining thereto on the respective Stated Maturities expressed in such Security or coupons (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509.  Restoration of Rights and Remedies.
                                ----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510.  Rights and Remedies Cumulative.
                                ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511.  Delay or Omission Not Waiver.
                                ----------------------------

                  No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512.  Control by Holders.
                                ------------------

                  With respect to the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that in each case

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.

                  SECTION 513.  Waiver of Past Defaults.
                                -----------------------

                  Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default described in clause (1), (2), (3), (4), (5), (6), (7) or (10) of
Section 501 (or, in the case of a default described in clause (8) or (9) of Section 501, the Holders of not less than a majority in principal amount of all Outstanding Securities may waive any such past default), and its consequences, except a default

                  (1) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security or any related coupon, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 514.  Waiver of Stay or Extension Laws.
                                --------------------------------

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

                  SECTION 601.  Notice of Defaults.
                                ------------------

                  Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series and any related coupons; and provided further that in the case of any Default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                  SECTION 602.  Certain Rights of Trustee.
                                -------------------------

                  Subject to the provisions of TIA Sections 315(a) through 315(d):

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 603.  Trustee Not Responsible for Recitals or Issuance
                                ------------------------------------------------
of Securities.
-------------

                  The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be charged with knowledge of a Default or an Event of Default or of the identity of a Significant Subsidiary unless (i) a Responsible Officer of the Trustee assigned to and working in its Corporate Trustee Administration Department shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof in accordance with Section 105 from the Company or a Holder of a Security.

                  SECTION 604.  May Hold Securities.
                                -------------------

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 605.  Money Held in Trust.
                                -------------------

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 606.  Compensation and Reimbursement.
                                ------------------------------

                  The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities or any coupons.

                  Without limiting any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or (9), the expenses (including reasonable charges and expense of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the satisfaction and discharge of this Indenture.

                  SECTION 607.  Corporate Trustee Required; Eligibility;
                                ----------------------------------------
Conflicting Interests.
---------------------

                  There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Sections 310(a)(1) and 310(a)(5) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 608.  Resignation and Removal; Appointment of
                                ---------------------------------------
Successor.
---------

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 607(a) and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  SECTION 609.  Acceptance of Appointment by Successor.
                                --------------------------------------

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Trustee," "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 610.  Merger, Conversion, Consolidation or Succession
                                -----------------------------------------------
to Business.
-----------

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 611.  Appointment of Authenticating Agent.
                                -----------------------------------

                  At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee (which in the case of an appointment of an Authenticating Agent to authenticate Securities on original issue, may contain procedures for such authentication acceptable to the Trustee), and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  Dated:  ____________________

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                    THE CHASE MANHATTAN BANK,
                                                                as Trustee

                                                    By
                                                       ------------------------
                                                       as Authenticating Agent

                                                    By
                                                       ------------------------
                                                       Authorized Officer


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 701.  Disclosure of Names and Addresses of Holders.
                                --------------------------------------------

                  Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                  SECTION 702.  Reports by Trustee.
                                ------------------

                  Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                  A copy of each report required by Section 313 of the TIA to be transmitted by the Trustee to the Holders of the Securities shall, at the time of such transmission, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                  SECTION 703.  Reports by Company.
                                ------------------

                  The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
         Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 801.  Company May Consolidate, etc., Only on Certain
                                ----------------------------------------------
Terms.
-----

                  The Company may not consolidate with or merge with or into any other Person or, directly or indirectly, convey, sell, assign, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any other Person (in one transaction or a series of related transactions), unless each of the following conditions is satisfied:

                  (1) either (i) the Company is the surviving corporation or
         (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquires by sale, assignment, transfer, lease or other disposition the properties and assets of the Company substantially as an entirety (the "Surviving Entity") (A) is a corporation, partnership or trust organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and (B) expressly assumes, by a supplemental indenture in form satisfactory to the Trustee, all of the Company's obligations under the Indenture and the Securities;

                  (2) immediately after giving effect to such transaction and treating any obligation of the Company or a Restricted Subsidiary in connection with or as a result of such transaction as having been incurred as of the time of such transaction, no Default or Event of Default has occurred and is continuing;

                  (3) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Company (or of the Surviving Entity if the Company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (4) if the covenants applicable to any series of Securities includes a "Limitation on Debt" covenant, immediately after giving effect to such transaction on a pro forma basis (on the assumption that the transaction occurred at the beginning of the most recently ended four full fiscal quarter period for which internal financial statements are available) the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur at least $1.00 of additional Debt (other than Permitted Debt (as defined in or pursuant to the Board Resolution or supplemental indenture creating such series)) pursuant to such "Limitation on Debt" covenant;

                  (5) if any of the property or assets of the Company or any of its Restricted Subsidiaries would thereupon become subject to any Lien, the provisions of any "Limitation on Liens" covenant applicable to any series of Securities are complied with; and

                  (6) the Company delivers, or causes to be delivered, to the Trustee, in form reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction complies with the requirements of this Indenture.

                  SECTION 802.  Successor Person Substituted.
                                ----------------------------

                  Upon any consolidation or merger, or any conveyance, sale, assignment, transfer, lease or other disposition of the properties and assets of the Company substantially as an entirety to any Person in accordance with
Section 801, in which the Company is not the continuing obligor under the Indenture the Surviving Entity will succeed to and be substituted for, and may exercise every right of, the Company hereunder, and thereafter (except in the case of a lease) the Company will be discharged from all its obligations and covenants hereunder and under the Securities.

                  SECTION 803.  Securities to Be Secured in Certain Events.
                                ------------------------------------------

                  If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any conveyance, sale, assignment, transfer, lease or other disposition of the property and assets of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to the "Limitation on Liens" covenant applicable to any series of Securities without equally and ratably securing such Securities, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will, as to such Restricted Securities, secure the Securities Outstanding hereunder (together with, if the Company shall so determine, any other Debt of the Company now existing or hereafter created which is not subordinate in right of payment to the Securities) equally and ratably with (or prior to) the Debt which upon such consolidation, merger, conveyance, sale, assignment, transfer, lease or other disposition is to become secured as to such Restricted Securities by such Lien, or will cause such Securities to be so secured; provided that, for the purpose of providing such equal and ratable security, the principal amount of Original Issue Discount Securities and Indexed Securities shall mean that amount which would at the time of making such effective provision be due and payable pursuant to Section 502 and the terms of such Original Issue Discount Securities and Indexed Securities upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time pursuant to the terms of such Original Issue Discount Securities and Indexed Securities.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

                  SECTION 901.  Supplemental Indentures Without Consent of
                                ------------------------------------------
Holders.
-------

                  Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities and any related coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                  (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no

         Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6)      to secure the Securities pursuant to this Indenture;
         or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(b); or

                  (9) to close this Indenture with respect to the authentication and delivery of additional series of Securities, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders of Securities of any series and any related coupons in any material respect; or

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

                  SECTION 902.  Supplemental Indentures with Consent of Holders.
                                -----------------------------------------------

                  With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of any series, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series,

                  (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of interest on any Security of such series, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or reduce the amount of the principal of an Original Issue Discount Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of any Holder of any Security of such series, or change any Place of Payment where any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 301 herein, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of such series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture which affect such series or certain defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting with respect to Securities of such series, or

                  (3) modify any of the provisions of this Section or Section 513 hereof or any "Waiver of Certain Covenants" covenant contained herein, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, or which adds any covenant or other provision solely for the benefit of one or more particular series of Securities shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903.  Execution of Supplemental Indentures.
                                ------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 904.  Effect of Supplemental Indentures.
                                ---------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 905.  Conformity with Trust Indenture Act.
                                -----------------------------------

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 906.  Reference in Securities to Supplemental
                                ---------------------------------------
Indentures.
----------
                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                  SECTION 907.  Notice of Supplemental Indentures.
                                ---------------------------------

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture, but failure by the Company to give any such notice as aforesaid shall not affect the validity or effectiveness of any such supplemental indenture.

                                  ARTICLE TEN

                                   COVENANTS

                  SECTION 1001.  Payment of Principal, Premium, if Any, and
                                 ------------------------------------------
Interest.
--------
                  The Company covenants and agrees for the benefit of the Holders of each series of Securities and any related coupons that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest installments due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

                  SECTION 1002.  Maintenance of Office or Agency.
                                 -------------------------------

                  If the Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

                  If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the second following paragraph (and not otherwise) (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that, if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a

Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible and exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

                  The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of any series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, in London, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

                  Unless otherwise specified with respect to any Securities pursuant to Section 301, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of (and premium, if any) and interest, if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 301 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

                  SECTION 1003.  Money for Securities Payments to Be Held in
                                 -------------------------------------------
Trust.
-----

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any related coupons, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to or on each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any

Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series, or any coupon appertaining thereto, and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for the series of Securities, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 1004.  Statement as to Compliance.
                                 --------------------------

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1004, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  SECTION 1005.  Limitation on Investment Company Status.
                                 ---------------------------------------

                  The Company shall not take any action, or otherwise permit to exist any circumstance, that would require the Company or any of its Subsidiaries to register as an "investment company" under the Investment Company Act of 1940.

                  SECTION 1006.  Payment of Taxes and Other Claims.
                                 ---------------------------------

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 1007.  Corporate Existence.
                                 -------------------

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company and any Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole.

                  SECTION 1008. Reports. (a) The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to
Section 13 or 15(d) of the Exchange Act.

                  (b) The Company will also be required (i) to supply to the Trustee and each holder of Notes, or supply to the Trustee for forwarding to each such holder, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and (ii) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder of Notes promptly upon written request.


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

                  SECTION 1101.  Applicability of Article.
                                 ------------------------

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                  SECTION 1102.  Election to Redeem; Notice to Trustee.
                                 -------------------------------------

                  The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition, as the case may be.

                  SECTION 1103.  Selection by Trustee of Securities to Be
                                 ----------------------------------------
Redeemed.
--------

                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 301.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 1104.  Notice of Redemption.
                                 --------------------

                  Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

                  All notices of redemption shall identify the Securities (including CUSIP number, if any) to be redeemed and shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1106, if any,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                  (5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 1106 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

                  (7) that the redemption is for a sinking fund, if such is the case,

                  (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished, and

                  (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  The Trustee shall promptly provide the Company with a copy of any notice of redemption delivered pursuant to this Section 1104.

                  SECTION 1105.  Deposit of Redemption Price.
                                 ---------------------------

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) a sum sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.

                  SECTION 1106.  Securities Payable on Redemption Date.
                                 -------------------------------------

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided further that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 307.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

                  SECTION 1107.  Securities Redeemed in Part.
                                 ---------------------------

                  Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                 SINKING FUNDS

                  SECTION 1201.  Applicability of Article.
                                 ------------------------

                  Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  SECTION 1202.  Satisfaction of Sinking Fund Payments with
                                 ------------------------------------------
Securities.
----------
                  Subject to Section 1203, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and/or (2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustee by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

                  SECTION 1203.  Redemption of Securities for Sinking Fund.
                                 -----------------------------------------

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 1202 (which Securities will, if not previously delivered, accompany such certificate), stating the basis for such credit and that such Securities have not been previously so credited and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 1202 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                  Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                  Prior to any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 1203.

                  Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be reimbursed by the Company) not in excess of the principal amount thereof.


                               ARTICLE THIRTEEN

                        REPAYMENT AT OPTION OF HOLDERS

                  SECTION 1301.  Applicability of Article.
                                 ------------------------

                  Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                  SECTION 1302.  Repayment of Securities.
                                 -----------------------

                  Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) a sum sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

                  SECTION 1303.  Exercise of Option.
                                 ------------------

                  Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places or which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

                  SECTION 1304.  When Securities Presented for Repayment Become
                                 ----------------------------------------------
Due and Payable.
---------------

                  If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons; and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1302 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

                  If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

                  SECTION 1305.  Securities Repaid in Part.
                                 -------------------------
                  Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series and tenor, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.


                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1401.  Company's Option to Effect Defeasance or
                                 ----------------------------------------
Covenant Defeasance.
-------------------

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, the provisions of this Article Fourteen shall apply to each series of Securities, and the Company may, at its option, effect defeasance of the Securities of or within a series under Section 1402, or covenant defeasance of or within a series under Section 1403 in accordance with the terms of such Securities and in accordance with this Article Fourteen.

                  SECTION 1402.  Defeasance and Discharge.
                                 ------------------------

                  Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any related coupons on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any related coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and any related coupons and this Indenture insofar as such Securities and any related coupons are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any related coupons to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any related coupons when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any related coupons.

                  SECTION 1403.  Covenant Defeasance.
                                 -------------------

                  Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from any obligations specified pursuant to Section 301 as being subject to this Section, with respect to such Outstanding Securities and any related coupons on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any related coupons shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related coupons, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(5) or
Section 501(10) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any related coupons shall be unaffected thereby.

                  SECTION 1404.  Conditions to Defeasance or Covenant
                                 ------------------------------------
Defeasance.
----------

                  The following shall be the conditions to application of either Section 1402 or Section 1403 to any Outstanding Securities of or within a series and any related coupons:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any related coupons,
         (A) money, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities and any related coupons, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any related coupons on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related coupons on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any related coupons; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Securities and any related coupons. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                  (2) No Default or Event of Default with respect to such Securities or any related coupons shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (8) and (9) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (4) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 301.

                  (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under
         Section 1403 (as the case may be) have been complied with.

                  SECTION 1405.  Deposited Money and U.S. Government Obligations
                                 -----------------------------------------------
to Be Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------------

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of such Outstanding Securities and any related coupons shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any related coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any related coupons of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any related coupons.

                  Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  SECTION 1406.  Reinstatement.
                                 -------------

                  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities and any related coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by the Trustee or Paying Agent.

                  SECTION 1407.  Qualifying Trustee.
                                 ------------------

                  Any trustee appointed pursuant to Section 1404 for the purpose of holding money and U.S. Government Obligations deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related defeasance or covenant defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said Trustee.


                                ARTICLE FIFTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

                  SECTION 1501.  Purposes for Which Meetings May Be Called.
                                 -----------------------------------------

                  If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                  SECTION 1502.  Call, Notice and Place of Meetings.
                                 ----------------------------------

                  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in The City of New York or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided for in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

                  SECTION 1503.  Persons Entitled to Vote at Meetings.
                                 ------------------------------------

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder of Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 1504.  Quorum; Action.
                                 --------------

                  The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that, if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Subject to the foregoing, at the reconvening of any meeting adjourned for lack of a quorum the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

                  Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of not less than such specified percentage in principal amount of the Outstanding Securities of such series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

                  Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                  (i) there shall be no minimum quorum requirement for such meeting; and

                  (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

                  SECTION 1505.  Determination of Voting Rights; Conduct and
                                 -------------------------------------------
Adjournment of Meetings.
-----------------------

                  (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as its shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in Section 101); provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  SECTION 1506.  Counting Votes and Recording Action of
                                 --------------------------------------
Meetings.
--------

                  The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             COMPLETE MANAGEMENT, INC.


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:




                                             THE CHASE MANHATTAN BANK


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT A

                            FORMS OF CERTIFICATION


                                  EXHIBIT A-1

                      FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY
                      OR TO OBTAIN INTEREST PAYABLE PRIOR
                             TO THE EXCHANGE DATE

                                  CERTIFICATE


                    [Insert title or sufficient description
                    ---------------------------------------
                        of Securities to be delivered]
                        ------------------------------


                  This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account
(i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 2.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or
(b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Complete Management, Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause
(iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                                     A-1-1

                  We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  This certificate excepts and does not relate to [U.S.$]__________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

                  We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.




Dated:

[To be  dated no  earlier  than the
15th day prior to (i) the  Exchange
Date or (ii) the relevant  Interest
Payment Date occurring prior to the
Exchange Date, as applicable]

                                           [Name of Person Making Certification]



                                           ------------------------------------
                                           (Authorized Signatory)
                                           Name:
                                           Title:


                                     A-1-2

                                  EXHIBIT A-2

                 FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                                 AND CEDEL IN
                CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                      PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE


                    [Insert title or sufficient description
                    ---------------------------------------
                        of Securities to be delivered]
                        ------------------------------


                  This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$]__________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Complete Management, Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

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                  We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

                  We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

[To be  dated no  earlier  than the
Exchange   Date  or  the   relevant
Interest   Payment  Date  occurring
prior  to  the  Exchange  Date,  as
applicable]

                                            [MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK,
                                            BRUSSELS OFFICE, as Operator of the
                                            Euroclear System]
                                            [Cedel]


                                            By
                                              ---------------------------------

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